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                                 EXHIBIT 99.3

                         CONSENT OF PROSPECTIVE DIRECTOR

         The undersigned hereby consents to the references made to him, as a person who will serve as a director of Molecular Devices Corporation, upon the consummation of the merger, as defined in the Registration Statement on Form S-4 and the joint proxy statement/prospectus contained therein.


                                                  /s/  LEV J. LEYTES
                                                  -------------------------
                                                  Lev J. Leytes